Principal Variable Contracts Funds, Inc.
Supplement dated March 31, 2020
to the Statutory Prospectus dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.
Delete all references to Principal Portfolio StrategiesSM from the prospectus and replace with Principal® Global Asset Allocation.